                                         DEVCLICK.COM, INC.
                               RESTRICTED STOCK PURCHASE AGREEMENT

THIS RESTRICTED STOCK PURCHASE AGREEMENT is made as of October 8,
1999 (the "Effective Date") by and between DevClick.com, Inc., a
Delaware corporation (the "Company"), and Paul D. Levy (the
"Purchaser").
WHEREAS the Purchaser is an employee or director of the Company and his continued participation is considered by the Company to be important for the Company's continued growth; and
WHEREAS in order to give the Purchaser an opportunity to acquire an equity interest in the Company as an incentive for the Purchaser to participate in the affairs of the Company, the Company is willing to sell to the Purchaser and the Purchaser desires to purchase 10,000,000 shares of Common Stock according to the terms and conditions hereof.
THEREFORE, the parties agree as follows:
1. Sale of Stock.  The Company hereby agrees to sell to the
Purchaser and the Purchaser hereby agrees to purchase an
aggregate of 10,000,000 shares of the Company's Common Stock (the
"Shares"), at the price of $.001 per share for an aggregate
purchase price of $10,000 and the intellectual property set forth in Exhibit A hereof.
2. Payment of Purchase Price.  The purchase price for the Shares shall be paid by delivery to the Company at the time of execution of this Agreement of a check in the amount of $10,000 and by assignment of right, title and interest to the intellectual
property set forth in Exhibit A hereof.
3. Issuance of Shares.  Upon receipt by the Company of the purchase price, the Company shall issue a duly executed certificate
evidencing the Shares in the name of the Purchaser to be held in escrow until expiration of the Company's repurchase option as described in this Agreement.
4. Repurchase Option.
a. All of the Shares are subject to the Company's repurchase option defined in this section.  In the event of the
voluntary or involuntary termination of the Purchaser's
employment with or services as a director to the Company
for any or no reason (including death or disability) before
all of the Shares are released from the Company's
repurchase option under Section 5, the Company shall, upon
the date of such termination (as reasonably fixed and
determined by the Company) have an irrevocable, exclusive
option for a period of 90 days from such date to repurchase
all or any portion of the Shares which have not been
released from the repurchase option at such time at the
original purchase price per share ($.001) ("Repurchase
Option").  Said Repurchase Option shall be exercised by the
Company by written notice to the Purchaser or his executor
(with a copy to the Escrow Holder (as defined below)) and,
at the Company's option, (i) by delivery to the Purchaser
or his executor with such notice of a check in the amount
of the repurchase price for the Shares being repurchased,
or (ii) by cancellation by the Company of an amount of the
Purchaser's indebtedness to the Company equal to the
repurchase price for the Shares being repurchased, or (iii)
by a combination of (i) and (ii) so that the combined
payment and cancellation of indebtedness equals such
repurchase price.  Upon delivery of such notice and the
payment of the repurchase price in any of the ways
described above, the Company shall become the legal and
beneficial owner of the Shares being repurchased and all
rights and interests therein or relating thereto, and the
Company shall have the right to retain and transfer to its
own name the number of Shares being repurchased by the
Company.
b. Whenever the Company shall have the right to repurchase
Shares hereunder, the Company may designate and assign one
or more employees, officers, directors or stockholders of
the Company or other persons or organizations to exercise
all or a part of the Company's repurchase rights under this
Agreement and purchase all or a part of such Shares.
5. Release of Shares From Repurchase Option.
a. The shares shall be released from the Company's Repurchase
Option at the rate of 1/48th (208,333.3333 shares) per month over the four year period following the Effective Date,
provided in each case that the Purchaser's services as an
employee of or director to the Company have not been
terminated prior to the date of any such release.
b. Upon the closing of a change of control, all of the
remaining shares shall be released from the Company's
Repurchase Option.  A "change of control" shall mean a
merger or consolidation of the Company with or into another
corporation, entity or person (where the stockholders of
the Company immediately prior to such merger or
consolidation hold less than 50% of the capital stock of
the surviving corporation immediately following the merger
or consolidation), or the sale of all or substantially all
of the Company's assets to another corporation, entity or
person.  In addition, all of the remaining shares shall be
released from the Company's Repurchase Option if Purchaser
is not elected as a member of the Company's Board of
Directors; provided, however that a voluntary resignation
from the Board by Purchaser or Purchaser's voluntary
election to not stand for election to the Board shall not
cause the remaining shares to be released from the
Repurchase Option.
6. Restriction on Transfer.  Except for the escrow described in
Section 7 or transfer of the Shares to the Company or its
assignees contemplated by this Agreement, none of the Shares nor any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any way until the release of such
Shares from the Company's Repurchase Option in accordance with the provisions of this Agreement.
7. Escrow of Shares.
a. The Shares issued under this Agreement shall be held by the
Secretary of the Company as escrow holder ("Escrow
Holder"), along with a stock assignment executed by the
Purchaser in blank, until the expiration of the Company's
Repurchase Option with respect to such Shares as set forth
above.
b. The Escrow Holder is hereby directed to permit transfer of the Shares only in accordance with this Agreement or
instructions signed by both parties.  In the event further
instructions are desired by the Escrow Holder, he shall be
entitled to rely upon directions executed by a majority of
the authorized number of the Company's Board of Directors.
The Escrow Holder shall have no liability for any act or
omission hereunder while acting in good faith in the
exercise of his own judgment.
c. If the Company or any assignee exercises its Repurchase
Option hereunder, the Escrow Holder, upon receipt of
written notice of such option exercise from the proposed
transferee, shall take all steps necessary to accomplish
such transfer.
d. When the Repurchase Option has been exercised or expires
unexercised or a portion of the Shares has been released
from such Repurchase Option, upon Purchaser's request the
Escrow Holder shall promptly cause a new certificate to be
issued for such released Shares and shall deliver such
certificate to the Purchaser.
e. Subject to the terms hereof, the Purchaser shall have all the rights of a stockholder with respect to such Shares
while they are held in escrow, including without
limitation, the right to vote the Shares and receive any
cash dividends declared thereon.  If, from time to time
during the term of the Company's Repurchase Option, there
is (i) any stock dividend, stock split or other change in
the Shares, or (ii) any merger or sale of all or
substantially all of the assets or other acquisition of the
Company, any and all new, substituted or additional
securities to which the Purchaser is entitled by reason of
his ownership of the Shares shall be immediately subject to
this escrow, deposited with the Escrow Holder and included
thereafter as "Shares" for purposes of this Agreement and
the Company's repurchase option.
8. Legends.  The share certificate evidencing the Shares issued hereunder shall be endorsed with the following legends:
a. "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN
ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CON-
NECTION WITH, THE SALE OR DISTRIBUTION THEREOF.  NO SUCH
SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE
REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF
COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION
IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933".
b. "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANS-
FERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT
BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS
ON FILE WITH THE SECRETARY OF THE COMPANY."
c. Any legend required to be placed thereon by applicable
state securities laws.
9. Investment Representations; Restriction on Transfer.
a. In connection with the purchase of the Shares, the
Purchaser represents to the Company the following:
i. He is aware of the Company's business affairs and
financial condition and has acquired sufficient
information about the Company to reach an informed
and knowledgeable decision to acquire the securities.
He is purchasing these securities for investment for
his own account only and not with a view to, or for
resale in connection with, any "distribution" thereof
within the meaning of the Securities Act of 1933 (the
"Securities Act").
ii. He understands that the securities have not been
registered under the Securities Act by reason of a
specific exemption therefrom, which exemption depends
upon, among other things, the bona fide nature of his
investment intent as expressed herein. In this
connection, he understands that, in view of the
Securities and Exchange Commission ("Commission"),
the statutory basis for such exemption may not be
present if his representations meant that his present
intention was to hold these securities for a minimum
capital gains period under the tax statutes, for a
deferred sale, for a market rise, for a sale if the
market does not rise, or for a year or any other
fixed period in the future.
iii. He further acknowledges and understands that the
securities must be held indefinitely unless they are
subsequently registered under the Securities Act or
an exemption from such registration is available.  He
further acknowledges and understands that the Company
is under no obligation to register the securities.
He understands that the certificate evidencing the
securities will be imprinted with a legend which
prohibits the transfer of the securities unless they
are registered or such registration is not required
in the opinion of counsel for the Company.
iv. He is aware of the adoption of Rule 144 by the
Commission, promulgated under the Securities Act,
which permits limited public resale of securities
acquired in a non-public offering subject to the
satisfaction of certain conditions.
v. He further acknowledges that in the event all of the
requirements of Rule 144 are not met, compliance with
Regulation A or some other registration exemption
will be required; and that although Rule 144 is not
exclusive, the staff of the Commission has expressed
its opinion that persons proposing to sell private
placement securities other than in a registered
offering and other than pursuant to Rule 144 will
have a substantial burden of proof in establishing
that an exemption from registration is available for
such offers or sales and that such persons and the
brokers who participate in the transactions do so at
their own risk.
b. The Purchaser agrees, in connection with the Company's
initial public offering of the Company's securities,
(i) not to sell, make short sales of, loan, grant any
options for the purchase of, or otherwise dispose of any
shares of Common Stock of the Company held by the Purchaser
(other than those shares included in the registration)
without the prior written consent of the Company or the
underwriters managing such initial underwritten public
offering of the Company's securities for up to one hundred
eighty (180) days from the effective date of such
registration and (ii) further agrees to execute any
agreement reflecting (i) above as may be requested by the
underwriters at the time of the public offering.
10. Adjustment for Stock Split.  All references to the number of
Shares and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares which may be made by the
Company after the date of this Agreement.
11. General Provisions.
a. This Agreement shall be governed by the internal laws of
the State of Delaware.  This Agreement represents the
entire agreement between the parties with respect to the
purchase of Common Stock by the Purchaser, may only be
modified or amended in writing signed by both parties and
satisfies all of the Company's obligations to the Purchaser
with regard to the issuance or sale of securities.
b. Any notice, demand or request required or permitted to be given by either the Company or the Purchaser pursuant to
the terms of this Agreement shall be in writing and shall
be deemed given when delivered personally or deposited in
the U.S. mail, First Class with postage prepaid, and
addressed to the parties at the addresses of the parties
set forth at the end of this Agreement or such other
address as a party may request by notifying the other in
writing.
Any notice to the Escrow Holder shall be sent to the Company's address with a copy to the other party not sending the notice.
c. The rights and benefits of the Company under this Agreement shall be transferable to any one or more persons or
entities, and all covenants and agreements hereunder shall
inure to the benefit of, and be enforceable by the
Company's successors and assigns. The rights and
obligations of the Purchaser under this Agreement may only
be assigned with the prior written consent of the Company.
d. Either party's failure to enforce any provision or
provisions of this Agreement shall not in any way be
construed as a waiver of any such provision or provisions,
nor prevent that party thereafter from enforcing each and
every other provision of this Agreement.  The rights
granted both parties herein are cumulative and shall not
constitute a waiver of either party's right to assert all
other legal remedies available to it under the
circumstances.
e. The Purchaser agrees upon request to execute any further
documents or instruments necessary or desirable to carry
out the purposes or intent of this Agreement.
f. The Purchaser understands that he (and not the Company)
shall be responsible for his own federal, state, local or
foreign tax liability and any of his other tax consequences
that may arise as a result of the transactions contemplated
by this Agreement.  The Purchaser shall rely solely on the
determinations of his tax advisors or his own
determinations, and not on any statements or
representations by the Company or any of its agents, with
regard to all such tax matters.  The Purchaser shall notify
the Company in writing if the Purchaser files an election
pursuant to Section 83(b) of the Internal Revenue Code of
1986, as amended, with the Internal Revenue Service within
thirty (30) days from the date of the sale of the Shares
hereunder.  The Company intends, in the event it does not
receive from the Purchaser evidence of such filing, to
claim a tax deduction for any amount which would be taxable
to the Purchaser in the absence of such an election.

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        IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first set forth above.

DEVCLICK.COM, INC.                      PURCHASER:
A Delaware corporation

/s/ Michael T. Devlin                  /s/ Paul D. Levy
Michael T. Devlin                       Paul D. Levy
Vice Chairman of the Board

EXHIBIT A
 INTELLECTUAL PROPERTY
        The business plan and any and all ideas or any other
intellectual property which Purchaser may own or have rights to relating to the business of the Company.

CONSENT OF SPOUSE
I, Cindy C. Levy, spouse of Paul D. Levy, have
read and approve the foregoing Agreement.  In consideration of granting of the right to my spouse to purchase shares of _____________ Common
Stock, as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the
Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares issued pursuant thereto under the marital property laws of the State of
____________ or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.
Dated:____________________

Signature
/s/ Cindy C. Levy
ASSIGNMENT SEPARATE FROM CERTIFICATE
FOR VALUE RECEIVED I, ____________________ hereby sell, assign and transfer to _____________________ (________) shares of the Common
Stock of _____________ (the "Company") standing in my name on the books of the Company represented by Certificate No. __________ and do hereby irrevocably constitute and appoint Wilson Sonsini Goodrich & Rosati, attorney, to transfer said stock on the books of the Company with full power of substitution in the premises.
This Assignment Separate from Certificate may only be used in accordance with the Restricted Stock Purchase Agreement dated
_________, 1999.
Dated:____________________
Signature: /s/ Paul D. Levy

Instruction:  Please do not fill in any blanks other than the signature line.  The purpose of this assignment is to enable the Company to exercise the Repurchase Right set forth in the Agreement without requiring additional signature on the part of Purchaser.

ELECTION UNDER SECTION 83(b)
OF THE INTERNAL REVENUE CODE OF 1986
The undersigned taxpayer hereby elects, pursuant to the above-
referenced Federal Code, to include in his gross income for the current taxable year, the amount of any compensation taxable to him in connection with his receipt of the property described below:
1.      The name, address, taxpayer identification number and taxable year of the undersigned are as follows:
NAME:                   TAXPAYER:                             SPOUSE:
ADDRESS:
IDENTIFICATION NO.:     TAXPAYER:
        SPOUSE:
TAXABLE YEAR:
2.      The property with respect to which the election is made is described as follows:
_________ shares of Common Stock (the "Shares"), par value
$_________, of DevClick.com, Inc., a Delaware corporation (the
"Company").
3.      The date on which the property was transferred is:  _________,
1999.
4.      The property is subject to the following restrictions:
The Company has the right to repurchase a portion of the Shares upon the happening of certain events.  This right of repurchase lapses with regard to a portion of the Shares over time.
5.      The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is:
6.      The amount (if any) paid for such property:
The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the
undersigned's receipt of the above-described property.  The transferee of such property is the person performing the services in connection with the transfer of said property.
The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.
Dated: October 9, 1999
Taxpayer  /s/ Paul D. Levy
The undersigned spouse of taxpayer joins in this election.
Dated: October 9, 1999
Spouse of Taxpayer  /s/ Cindy C. Levy